EXHIBIT 10.16







                              KENTUCKY UTILITIES COMPANY

                         DIRECTOR DEFERRED COMPENSATION PLAN

                          (As Amended and Restated Effective
                               As Of January 28, 1997)










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                              KENTUCKY UTILITIES COMPANY
                         DIRECTOR DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective As Of January 1, 1997)


                                      ARTICLE I

                                       Purpose

                    The  Kentucky  Utilities   Company  Director   Deferred

          Compensation Plan (the "Plan") was established, effective June 1,

          1989, to provide eligible directors of Kentucky Utilities Company with the opportunity  to defer  some or all  of the  compensation which  may be  payable to  them for services  to be  performed as members of  the Board of Directors of Kentucky Utilities Company.

          The terms and  conditions of  the Plan, as  amended and  restated

          effective as of January 1, 1997, are set forth below.


                                      ARTICLE II

                                     Definitions

                    The following words and phrases shall have the meanings

          set forth below unless a different meaning is clearly required by the context:

                         (a)  Act:    The Securities  Exchange  Act of
                    1934, as amended from time to time.

                         (b)  Account:    The account  maintained
                    for each Participant showing his or her interest under the Plan which shall be divided into Subaccount I and Subaccount II as provided in Section 4.1.

                         (c)  Accounting   Date:      Except   as
                    otherwise provided herein, each March 31, June 30, September 30 and December 31 of each calendar year. The first Accounting Date under the Plan was June 30, 1989.

                         (d)  Beneficiary:  The person or persons
                    (natural or otherwise) designated, in accordance with Section 5.4, to receive the distribution of a Participant's Account balance in the event of the Participant's death.


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                         (e)  Board:  The  Board of Directors  of
                    the Company.

                         (f)  Change  in Control:   The  occurrence of
                    any of the events provided in Section 5.7.

                         (g)  Committee:      The    Compensation
                    Committee of the Board.

                         (h)  Company:      Kentucky    Utilities
                    Company, a corporation organized and existing
                    under   the  laws  of   the  Commonwealth  of
                    Kentucky.

                         (i)  Compensation:    Any  retainer  and
                    meeting fees payable to the Director in cash by the Company for services rendered as a member of the Board or any committee thereof.

                         (j)  Director:  Any  member of the Board
                    on  or  after  the  Effective  Date   who  is
                    separately   compensated   for  his   or  her
                    services as a member of the Board.

                         (k)  Effective Date:  June 1, 1989.

                         (l)  Fair  Market  Value:   The  closing
                    price of the Company's Common Stock as reported in the listing of the New York Stock Exchange - Composite Transactions on a specified date.

                         (m)  Parent:  KU  Energy Corporation  or
                    any successor thereto.

                         (n)  Participant:         A     Director
                    participating in the Plan in accordance with the provisions of Section 3.2, or a former Director whose Account balance under the Plan has not been paid in full.

                         (o)  Plan:     The   Kentucky  Utilities
                    Company Director Deferred Compensation Plan set forth in this instrument, as it may be amended from time to time.

                         (p)  Service:   An  individual's service
                    on the Board and on the boards of KU or any other Subsidiary.

                         (q)  Subsidiary:  An entity in which the
                    Company or the Parent directly or indirectly beneficially owns 50% or more of the voting securities.


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                                     ARTICLE III

                            Eligibility and Participation

                    3.1  Eligibility:   Each member of the  Board who was a

          Director on the Effective Date was eligible to participate in the

          Plan as  of the  Effective Date.   Each  other Director  shall be

          eligible to  participate in the Plan  as of the first  day of the month next following the date he or she becomes a Director.

                    3.2  Participation:      A   Director   may   elect  to

          participate in the  Plan effective  as of the  date the  Director first becomes eligible to participate as provided in Section 3.1,

          or effective as of the January 1st of any calendar year beginning after such date, by  filing written notice of such  election with the  Company prior to the effective date  of such election.  Such

          notice  shall   be  accompanied  by  (i) an   election  to  defer

          Compensation as  provided in  Section 3.4, (ii) an  election with respect to Account  adjustments as provided  in Section 4.3,  and

          (iii) an  election as to  the method  of payment  as provided  in

          Section 5.1.   Upon  filing  such election  notice, the  Director

          shall become a  Participant in the Plan effective as  of the date elected as permitted in this Section 3.2.

                    3.3  Crediting  of  Compensation:   Commencing  on  the

          effective  date of a Participant's  participation in the Plan and continuing during the period that Compensation is  to be credited to the  Participant's Account under  the Plan, the  Company shall defer payment of and  credit to the Participant's Account  all or such portion, as elected by the Participant under Section 3.4, of the  Compensation that  the Participant  would have  received for services rendered  by the  Participant  during such  period as  a

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          member of the  Board but for his participation  in the Plan, such credits to be made as provided in Section 4.2(b).

                    3.4  Election to Defer:  At the time a  Director elects

          to  become a Participant, the  Director shall elect  to have from

          10%  to 100%,  in  specified  multiples of  10%,  of  his or  her

          Compensation  for services  rendered subsequent  to the  date the

          Director  becomes  a  Participant  deferred under  the  Plan  and credited to  his or her Account as provided in Section 3.3.  Such election shall  remain in effect  until changed or  terminated as hereinafter provided.

                    A Participant may change his or her election under this

          Section 3.4 effective as of the January 1st of any calendar  year with respect to  Compensation for  services to be  rendered as  a

          Director on or subsequent to such January 1st, by filing with the

          Company written notice of such change prior to the effective date of  such change.  Any change may (i) increase or decrease, within the  limits prescribed in the preceding paragraph, the portion of

          Compensation  to be  deferred and  credited to  the Participant's

          Account as provided in Section 3.3, (ii) terminate an election to defer Compensation  under this  Section 3.4  or (iii) resume  the deferral  of  Compensation  under  the  Plan  within  the  limits prescribed in the preceding  paragraph.  A change in  the portion of Compensation  deferred or  the termination of  a Participant's election to defer Compensation  shall not entitle the Participant to receive payment of his or her Account  balance, which shall be payable only as provided in Article V.





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                    Any  election   or  change   in  election   under  this

          Section 3.4 shall be made on a form provided or prescribed by the

          Company.


                                      ARTICLE IV

                                Participants' Accounts

                    4.1  Individual Accounts:  A separate  Account shall be

          maintained  by the  Company  on its  books for  each Participant.

          Such Account  shall be  divided into subaccounts  to specifically identify the portion of the  Account subject to adjustment  under

          Section 4.3(a)  ("Subaccount I") and  the portion of  the Account subject to adjustment under Section 4.3(b) ("Subaccount II").  As of January 1,  1995, each Participant's Account was  allocated to

          Subaccount I unless  the Participant had elected  otherwise as of

          such date as  then provided in  the Plan.   Subaccounts I and  II

          may,  in turn, be further subdivided into such subaccounts as the

          Company considers desirable for purposes of the administration of the Plan.

                    4.2  Accounting Procedures:  Each Participant's Account

          shall  be adjusted  as of  each Accounting  Date occurring  on or after December 1, 1996 as follows and in the following order:

                         (a)  The  amount of  any transfer  to or
                    from Subaccount I or Subaccount II of the Participant's Account, pursuant to a change in election or deemed election under Section 4.3, made as of the first day of the calendar quarter in which such Accounting Date occurs shall be added to or subtracted from, as the case may be, the applicable Subaccounts as of the first day of such calendar quarter.

                         (b)  Each  Participant's  Account  shall
                    next be credited with the amount of Compensation to be credited to his or her Account as provided in Section 3.3 during the

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                    period  ending on  such Accounting  Date that
                    follows the next preceding Accounting Date. Credits shall be made as of the last business day of the respective calendar months in which such Compensation would have been paid to the Participant by the Company but for his or her participation in the Plan and shall be allocated to Subaccount I or Subaccount II in accordance with the Participant's election or deemed election as in effect as of the respective dates as of which the credits are made.

                         (c)  Each  Participant's  Account  shall
                    next be charged as of such Accounting Date with the amount of any distributions under the Plan to the Participant or to his or her Beneficiary effective as of or prior to such Accounting Date.

                         (d)  Subaccount I  of each Participant's
                    Account shall next be credited with the amount equivalent to interest, as determined under Section 4.3(a), to be added to the Participant's Account as of such Accounting Date.

                         (e)  Subaccount II of each Participant's
                    Account shall next be adjusted upwards or downwards, as the case may be, in accordance with Section 4.3(b), to reflect the Fair Market Value of the hypothetical shares of Parent Common Stock allocated to Subaccount II of the Participant's Account as of such Accounting Date.

               4.3  Election With Respect to Subaccount Adjustments:

          Subaccount I  and Subaccount  II of  a Participant's  Account are

          subject  to adjustment on and after December 1, 1996, as provided in Section 4.2 as follows:

                         (a)  Subaccount      I      Adjustments.
                    Subaccount I of a Participant's Account shall be adjusted as of an applicable Accounting Date by the addition of an amount equivalent to interest. The interest equivalent to be credited as of an applicable Accounting Date shall be equal to the interest that would be earned on the average of the balances in Subaccount I of the Participant's Account at the end of each calendar month ending during the period following the next preceding

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                    Accounting  Date and ending on the applicable
                    Accounting Date, at a rate per annum which equals the average prime rate charged by banks as reported in the Federal Reserve Bulletin published on or next prior to the applicable Accounting Date.

                         (b)  Subaccount      II     Adjustments:
                    Subaccount II of a Participant's Account shall be adjusted as of an applicable Accounting Date to equal the Fair Market Value as of such Accounting Date (or, if the Accounting Date is not a trading date, as of the trading date next preceding such Accounting Date) of the number of hypothetical shares of Parent Common Stock allocated to Subaccount II of the Participant's Account as of such Accounting Date. The number of hypothetical shares of Parent Common Stock allocated to Subaccount II of a Participant's Account as of any date shall be equal to the number of shares of Parent Common Stock that would be allocated to the Account as of such date if (i) the Compensation credited to the Participant's Account to be allocated to Subaccount II was invested in the Parent's Common Stock at Fair Market Value on the trading day that is coincident with or next preceding the last day of the calendar month in which such Compensation would have been paid to the
                    Participant but for participation in the Plan, (ii) any balance transferred effective as of January 1, 1995 from Subaccount I due to the one-time election permitted under
                    Section 4.3 of the Plan as then in effect was invested in the Parent's Common Stock at the average Fair Market Value on trading days during the month of December, 1994, (iii) any other balance transferred from Subaccount I due to a change in election under this
                    Section 4.3 was invested in the Parent's Common Stock at Fair Market Value on the trading day that is coincident with or next following the effective date of such change,
                    (iv) cash dividends on the shares of Parent Common Stock treated as allocated to Subaccount II of the Participant's Account were automatically reinvested in the Parent's Common Stock at Fair Market Value on the trading day that is coincident with or next following the applicable dividend payment date, and (v) any transfers to Subaccount I due to a change in election under this
                    Section   4.3   or  any   distributions  from

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                    Subaccount  II  of the  Participant's Account
                    were made at Fair Market Value on the trading day that is coincident with or next preceding the effective date of such change of election or distribution of the number of hypothetical shares of Parent Common Stock needed to make
                    such   transfer    or   distribution,   which
                    hypothetical shares shall be subtracted from the number of shares treated as allocated to Subaccount II of the Participant's Account as of the effective date of the transfer or distribution.

                    At  the time a Director elects  to become a Participant

          or  as of January 1, 1995, if  later, the Director shall elect to have the  Compensation thereafter deferred under  Section 3.4 and credited  to the  Participant's Account  allocated,  in specified

          multiples  of 10%,  to  Subaccount I  or  Subaccount  II.   If  a

          Director who  was a Participant as of December 31, 1994 failed to make an election  hereunder as of January 1, 1995,  he was deemed to have elected to have Compensation deferred on or after January

          1, 1995 allocated to  Subaccount I.  A Participant's  election or deemed election  under this Section  4.3 shall  remain in  effect until changed as provided in this Section 4.3 from time to time.

                    A Participant may change his or her  election or deemed

          election under  this Section 4.3 effective, beginning on or after

          January  1, 1997, as of the first  day of any calendar quarter by filing with the Company written notice of such change at least 15

          days prior  to the effective  date of  such change.   Any  change

          shall direct that either or both of (i) that the balance credited to  Subaccount I or Subaccount II of the Participant's Account as

          of the  immediately preceding Accounting Date  be transferred, in specified  multiples  of 10%,  to  the other  Subaccount  or (ii)

          subsequent Compensation credits  under Section 3.3 be  allocated,


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          in  specified multiples of 10%, to Subaccount I or Subaccount II.

          Such  change  shall  be effective  as  of  the first  day  of the calendar quarter elected and shall remain in effect until further changed as provided herein.

                    Any election  or change in election  under this Section

          4.3  shall be  made  on a  form  provided  or prescribed  by  the

          Company.

                    Notwithstanding  the  foregoing   provisions  of   this

          Section 4.3, if a  Participant terminates his or her  Service and any  portion of the balance credited to  his or her Account is to be  paid in accordance with  Payment Method II  or Payment Method

          III as provided  in Section 5.1, any balance  in Subaccount II of the  Participant's  Account  shall  be transferred  by  a  deemed election to Subaccount I  of the Participant's Account as  of the

          day after the  Accounting Date  that is coincident  with or  next following the Participant's termination of Service.


                                      ARTICLE V

                               Distribution of Benefits

                    5.1  Termination For Reasons Other  Than Death:  Within

          15  days  after  the  Accounting  Date coincident  with  or  next following the date on which the Participant terminates his or her

          Service for any reason other than death or a termination to which

          Section 5.6 applies, the  Company shall pay, or commence  to pay,

          to the  Participant in  cash the  amount credited  to his  or her

          Account.   Payment  shall  be  made in  accordance  with  Payment

          Method I,  Payment Method II  or  Payment Method  III, below,  as elected by the Director:


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                         (a)  Payment Method I -  By payment in a
                    lump sum of the amount credited to the Participant's Account as of the Accounting Date coincident with or next following the date on which the Participant terminates his or her Service.

                         (b)  Payment Method  II - By  payment in
                    quarterly installments, the number of which shall be the lesser of (i) 40 or (ii) the aggregate number of full calendar quarters during which compensation was credited to the Participant's Account under the Plan and to his or her account under any similar plan of the Parent or a Subsidiary (but not counting any such calendar quarter more than once). The amount of each installment shall be equal to the quotient obtained by dividing the balance credited to Participant's Account as of the Accounting Date coincident with or next preceding the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of such calculation.

                         (c)  Payment Method III  - By payment in
                    annual installments, the number of which shall be the lesser of (i) 10 or (ii) the aggregate number of full calendar years (but not less than one) during which compensation was credited to the Participant's Account under the Plan and to his or her account under any similar plan of the Parent or a
                    Subsidiary (but not counting any such calendar year more than once). The amount of each installment shall be equal to the quotient obtained by dividing the balance credited to Participant's Account as of the Accounting Date coincident with or next preceding the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of such calculation.

          A method  of payment shall be elected by the Director at the time the Director  elects to  become a  Participant,  which method  of

          payment  election  shall  remain   in  effect  until  changed  as

          hereinafter provided.

                    A Participant may  change his or her  elected method of

          payment  from time  to time  by filing  with the  Company written

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          notice  of such change, except  that no election  change shall be effective under the Plan  if it is filed  with the Company  after the  date which  is  one year  prior  to the  date  on which  the

          Participant terminates his or her Service.

                    An election or change  in election as to the  method of

          payment shall  be made on  a form provided  or prescribed  by the

          Company.

                    Notwithstanding a Participant's election under,  or the

          foregoing provisions of, this Section 5.1, if a Change in Control occurs after  a Participant  terminates  his or  her Service  but prior  to the complete distribution under the Plan of the balance credited  to his  or  her Account,  the  amount credited  to  the

          Participant's  Account as of the  New York Stock Exchange trading date  next  preceding the  date on  which  the Change  in Control occurs  (such amount to be determined as if the trading date next preceding the date on which the  Change in Control occurs were an

          Accounting  Date) increased  by  the amount  of any  Compensation deferred  under  the  Plan  by  the  Participant  not  previously credited to his or her  Account, shall be paid in cash in  a lump sum to the  Participant (or,  in the event  of the  Participant's

          death  after   his  termination  of   Service,  to  his   or  her

          Beneficiary) within 15 days after the date on which the Change in

          Control occurs, such payment to be made effective as of the  date on which the Change in Control occurs.

                    5.2  Death:   Upon the death of  a Participant, whether

          before  or after termination as  a member of  the Board, prior to the complete distribution of  the balance credited to his  or her

          Account, any undistributed amount  credited to the  Participant's

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          Account  as  of  the  Accounting  Date  coincident  with  or next following the Participant's date  of death shall be paid  in cash in a  lump sum to  the Participant's  Beneficiary within  15 days

          after such Accounting  Date.   If, however, a  Change in  Control

          shall  occur either before  or after the  Participant's death but prior to the complete distribution of the balance credited to the

          Participant's  Account,  distribution  shall   be  made  to   the

          Beneficiary as provided in  the last paragraph of Section  5.1 or in Section 5.6, whichever is  applicable, rather than as provided in this Section 5.2.  The  foregoing sentence shall not apply  if the Participant's termination  of Service occurs on  or after the third  anniversary of  the date  on which  the Change  in Control occurs.

                    5.3  Hardship Distribution:    With the  prior  written

          consent  of the Committee, a  Participant may withdraw,  as of an

          Accounting  Date prior to termination of Service, from his or her

          Account a  cash amount not  in excess of the  balance credited to

          the  Participant's  Account as  of  such  Accounting Date.    The

          Committee, in its sole discretion, may consent to such withdrawal but only if the withdrawal is necessary, upon demonstration by or on behalf of the Participant, because of a  substantial financial hardship of the Participant  as a result of accident,  illness or

          disability.    The  Committee,  in  its  sole  discretion,  shall

          determine the amount  of such  a distribution that  is needed  to

          meet the need  created by  the hardship.   Any such  distribution

          shall be  charged  first to  Subaccount  I of  the  Participant's

          Account  and then, to the extent Subaccount I is insufficient, to

          Subaccount II.

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                    5.4  Beneficiary:    As  used  in the  Plan,  the  term

          "Beneficiary" means:

                         (a)  The   last  person   designated  as
                    Beneficiary by the Participant in a written notice on a form prescribed by and filed with the Company;

                         (b)  If    there   is    no   designated
                    Beneficiary  or if  the person  so designated
                    shall  not  survive  the   Participant,  such
                    Participant's spouse; or

                         (c)  If  no such  designated Beneficiary
                    and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account, then the legal representative of the last survivor of the
                    Participant and such persons, or, if the Company shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

          Any Beneficiary designation may  be changed from time to  time by

          like  notice similarly  delivered.   No notice  given  under this

          Section shall be effective unless and until  the Company actually receives such notice and enters it in its records.

                    5.5  Delay   In   And    Approval   Of    Distribution:

          Notwithstanding anything to the contrary herein, the distribution of all or any portion of a Participant's Account  will be delayed for  a period  not to exceed  seven months  or may  be subject to prior approval by  the Committee or the Board to  the extent that the Committee determines that such delay or approval is necessary or desirable to ensure  that any transaction under the  Plan will qualify for an exemption from the liability provisions imposed on


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          the Participant under Section 16(b)  of the Act or any  rules and

          regulations issued thereunder.   In the event of any  such delay,

          the  undistributed  portion of  the  Participant's  Account shall continue to be subject  to adjustment as provided in  Section 4.2 until distribution is made.

                    5.6  Certain Terminations  On  or  After  a  Change  in

          Control:   If a Participant terminates  his or her  Service on or

          after the date on which  a Change in Control occurs but  prior to the third anniversary of the date on which the Change  in Control occurs, the amount  credited to the  Participant's Account as  of the date  of his or her termination of Service (such amount to be determined as  if the date  on which  the Participant  terminates

          Service were an Accounting  Date) increased by the amount  of any

          Compensation  deferred  under the  Plan  by  the Participant  not previously credited to his  or her Account shall be  paid in cash in  a  lump sum  to  the Participant  (or,  in the  event  of the

          Participant's  death, to his  or her Beneficiary)  within 15 days after the Participant's termination of Service.

               5.7  Change in Control:  For purposes of the Plan, a "Change in  Control"  shall have  occurred  if at  any  time on  or after

          December 1, 1996, any of the following events shall occur:

                         (a)  The Company or the Parent is merged
                    or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Parent immediately prior to such transaction;

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                         (b)  The  Company or the Parent sells or
                    otherwise transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such
                    sale  or  transfer  less  than   60%  of  the
                    combined voting power of the then-outstanding
                    securities  of  such  other   corporation  or
                    entity   immediately   after  such   sale  or
                    transfer  is held  in  the aggregate  by  the
                    holders   of  Voting  Stock  of  the  Parent,
                    immediately prior to such sale or transfer;

                         (c)  There is a report filed on Schedule
                    13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or
                    Section 14(d)(2) of the Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of the Parent; or

                         (d)  If at any time during any period of
                    two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or the Parent cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

                    Notwithstanding the foregoing  provisions of  paragraph

          (c)  above, unless  otherwise determined  in a  specific case  by majority vote  of the Board of  Directors of the  Company and the

          Parent,  a  "Change  in Control"  shall  not  be  deemed to  have occurred for purposes of the Plan solely because  (i) the Parent,

          (ii) a   Subsidiary   or  (iii) any   Company-sponsored,  Parent-

          sponsored or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of the Company, the Parent or

          Subsidiary, either  files or becomes  obligated to file  a report under  or in response  to Schedule 13D or  Schedule 14D-1 (or any successor schedule,  form or  report or  item therein) under  the

          Act,  disclosing beneficial ownership  by it of  shares of Voting

          Stock of the  Company or the Parent, whether in  excess of 10% or otherwise.


                                      ARTICLE VI

                                Financing of Benefits

                    The  Plan shall  be a  nonqualified and  unfunded plan.

          Benefit  payments under  the  Plan shall  represent an  unsecured general  obligation of  the  Company and  shall  be paid  by  the

          Company from its general assets.   No special fund or trust shall

          be created or held for the financing of benefits under the Plan.


                                     ARTICLE VII

                                 Facility of Payment

                    Whenever a person entitled to receive any payment under

          the  Plan is  a person  under legal  disability or  a person  not adjudicated incompetent but  who, by reason of  illness or mental or physical disability, is in the opinion of the Committee unable properly to manage his  or her affairs, then such  payments shall be paid  in such  of the following  ways as  the Committee  deems

          best:   (a) to such person directly; (b) to the legally appointed

          guardian or conservator of  such person; (c) to some  relative or friend of such person for his or her benefit; (d) for the benefit of  such  person  in  such  manner  as  the  Committee  considers advisable. Any payment made in accordance with the provisions of this Article shall be a complete discharge of any liability for the  making of such payment under the Plan, and the distributee's receipt shall be a sufficient discharge to the Company.


                                     ARTICLE VIII

                                    Administration

                    The  Plan  shall be  administered  by  the Compensation

          Committee of the  Board.   The Committee shall  have such  duties

          and powers as may be necessary to discharge its duties hereunder,

          including,  but  not  by  way  of  limitation,  to  construe  and interpret  the  Plan, decide  all  questions  of eligibility  and determine the amount and  time of payment of  benefits hereunder.

          The  Committee shall  have no power  to add to,  subtract from or modify any of the terms  of the Plan, or to change or  add to any benefits provided under  the Plan, or  to waive or fail  to apply any requirements of eligibility for a benefit under the Plan.  No

          Participant who is  a member of  such Committee  may vote on  any question relating specifically to himself or herself.


                                      ARTICLE IX

                                    Miscellaneous

                    9.1   Other Agreements.   The Plan shall  not affect in

          any  way  the  rights or  obligations  of  a  Director under  any deferred compensation or other agreement between the Director and the Company or the Parent, including, but not limited to, the

          KU Energy Corporation Director Retirement Retainer Program or the

          Kentucky Utilities Company Director Retirement Retainer Program.

                    9.2    Successors.    The  Company  shall  require  any

          successor  (whether direct  or  indirect,  by  purchase,  merger,
          consolidation,   reorganization   or   otherwise)   to   all   or

          substantially all  of the business  and/or assets of  the Company expressly to assume and to agree to perform this Plan in the same manner  and to the same  extent the Company  would be required to

          perform if no  such succession had taken place.   This Plan shall

          be binding upon  and inure to the benefit of  the Company and any successor of or to the Company,  including without limitation any persons acquiring directly or indirectly all or substantially all of the business  and/or assets  of the Company  whether by  sale,

          merger,  consolidation, reorganization  or  otherwise  (and  such successor  shall  thereafter  be  deemed the  "Company"  for  the

          purposes   of  this   Plan),   and  the   heirs,  executors   and

          administrators of each Director.

                    9.3  Interests Not Transferable.  No  person shall have

          any right to commute, encumber, pledge or dispose of any right to receive payments hereunder, nor shall such payments be subject to seizure, attachment or garnishment for the payments of any debts,

          judgments, alimony  or  separate maintenance  obligations  or  be transferable by  operation of  law  in the  event of  bankruptcy,

          insolvency or otherwise, all  payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                    9.4   Amendment  and  Termination.   The  Plan  may  be

          amended from time to time or terminated by the Board at any time,

          but no amendment or  termination may adversely affect the  rights of any person without his or her prior written consent.

                    9.5  Applicable Law.   This Plan shall be  construed in

          accordance with and governed  by the laws of the  Commonwealth of

          Kentucky.

                    9.6    Notices.   For all  purposes  of this  Plan, all

          communications provided for herein shall  be in writing and shall be deemed to have been duly given when delivered or five business days  after having  been mailed  by United  States  registered or

          certified  mail,  return  receipt  requested,   postage  prepaid,

          addressed  to the Company (to  the attention of  the Secretary of

          the  Company)  at  its  principal  executive   office  and  to  a

          Participant at his or  her principal residence, or to  such other address as  any party may have furnished  to the other in writing and in  accordance herewith,  except  that notices  of change  of address shall be effective only upon receipt.

                    9.7  Severability:  Each section, subsection and lesser

          section  of  this  Plan   constitutes  a  separate  and  distinct

          undertaking,   covenant  and/or   provision  hereof.     Whenever

          possible,  each provision  of this  Plan shall be  interpreted in such  manner as to be  effective and valid  under applicable law.

          In the  event that any  provision of this  Plan shall  finally be determined to be unlawful, such provision shall be deemed severed from  this Plan,  but every  other provision  of this  Plan shall remain in full force and effect, and in substitution for any such provision held  unlawful, there shall be  substituted a provision of  similar  import  reflecting  the original  intention  of  the parties hereto to the extent permissible under law.

                    9.8   Withholding of Taxes:   The Company  may withhold

          from any amounts payable under this Plan all federal, state, city and other taxes as shall be legally required.

                    9.9  Adjustments:   In the event of any  stock dividend

          or   split,   recapitalization,  reclassification,   increase  or
          decrease   in  the   number   of   outstanding  shares,   merger,

          consolidation or exchanges in shares  or other similar changes in the Parent's Common Stock,  appropriate adjustments shall be made in the Parent Common  Stock referenced in the Plan,  including in the  calculations  under  Section  4.3(b), to  reflect  any  such change.

                    IN  WITNESS WHEREOF,  Kentucky  Utilities  Company  has

          caused this instrument to be executed in its name by its Chairman of  the Board,  President  and Chief  Executive  Officer and  its

          Corporate Seal to be hereunto affixed, attested by its Secretary,

          as of the 28th day of January, 1997.


                                        KENTUCKY UTILITIES COMPANY




                                        By/s/Michael R. Whitley
                                          Chairman of  the Board, President
                                          and Chief Executive Officer



          [Corporate Seal]


          ATTEST:George S. Brooks II

                    Secretary